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                                                                   EXHIBIT 10.3

                                 AMENDMENT NO. 2
                                       to
                      FOURTH AMENDED AND RESTATED REVOLVING
                          CREDIT AND SECURITY AGREEMENT
                          dated as of October 20, 1995

                  THIS AMENDMENT NO. 2 dated as of February 14, 1996 is made by and among Synthetic Industries, Inc., a Delaware corporation (the "Borrower"), The First National Bank of Boston ("Bank of Boston"), Sanwa Business Credit Corporation ("Sanwa") and SouthTrust Bank of Georgia, N.A. ("SouthTrust" and together with Bank of Boston and Sanwa, the "Lenders"), and Bank of Boston as agent (the "Agent") for the Lenders.

                             Preliminary Statements

                  The Borrower, the Lenders and the Agent are parties to a Fourth Amended and Restated Revolving Credit and Security Agreement dated as of October 20, 1995, as amended by Amendment No. 1 dated as of December 1, 1995 (the "Credit Agreement"; terms defined therein and not otherwise defined herein being used herein as therein defined).

                  The Borrower has requested, and the Lenders and the Agent have agreed, upon and subject to the terms, conditions and provisions of this Amendment, to amend certain provisions of the Credit Agreement.

                  NOW, THEREFORE, in consideration of the Credit Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Amendments to Credit Agreement. Credit Agreement is hereby amended, subject to the provisions of Section 2 hereof, by deleting the text of Section 11.1(o) thereof and substituting therefor the word "[Reserved]".

                  Section 2. Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon receipt by the Agent of the following, each in form and substance satisfactory to the Agent:

                  (a) at least seven copies of this Amendment, each duly executed and delivered by the Borrower and each Lender,
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                  (b)      a certificate of the president or chief financial
officer of the Borrower to the effect that (i) all representations and warranties of the Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, both before and after giving effect to this Amendment, and (ii) no Default or Event of Default has occurred and is continuing, and such statements shall be true, and

                  (c) such other documents, instruments and certificates as the Agent may reasonably request in connection with the transactions contemplated by this Amendment.

                  Section 3. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Credit Agreement and in any other Loan Document to "this Agreement," "the Credit Agreement," "hereunder," "hereof" and words of like import referring to the Credit Agreement, shall mean and be references to the Credit Agreement as amended by this Amendment. Except as expressly amended hereby, the Credit Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 4. Counterpart Execution; Governing Law.

                  (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

                  (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                            SYNTHETIC INDUSTRIES, INC.


         (Corporate Seal]                   By:/s/ Leonard Chill
                                               --------------------------------
                                                 Name:
ATTEST:                                          Title:


/s/ Illegible
- -----------------------------
[Assistant] Secretary                       THE FIRST NATIONAL BANK OF BOSTON,
                                            as the Agent and as
                                            a Lender


                                            By:
                                               --------------------------------
                                                 William C. Purinton
                                                 Vice President



                                            SANWA BUSINESS CREDIT
                                               CORPORATION


                                            By
                                              ---------------------------------
                                                 Name:
                                                 Title:



                                            SOUTHTRUST BANK OF GEORGIA,
                                               N.A.


                                            By:
                                               --------------------------------
                                                 Melinda M. Bergbom
                                                 Vice President


                                       -3-
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           CERTIFICATE AS TO REPRESENTATIONS, WARRANTIES AND DEFAULTS

                  I, Leonard Chill, President of Synthetic Industries, Inc., a Delaware corporation (the "Borrower"), hereby certify in connection with Amendment No. 2 dated as of February 14, 1996 ("Amendment No. 2") to the Fourth Amended and Restated Revolving Credit and Security Agreement dated as of October 20, 1995 amended by Amendment No. 1 dated as of December 1, 1995 (the "Credit Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined) among the Borrower, the "Lenders" named therein and The First National Bank of Boston, as agent for the Lenders, that, to the best of my knowledge and based on an examination sufficient to enable me to make an informed statement:

                  (i) all of the representations and warranties made or deemed to be made under the Credit Agreement and any other Loan Document are true and correct as of the date hereof, both before and after giving effect to Amendment No. 2, and

                  (ii) no Default or Event of Default has occurred and is continuing as of the date hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand and the seal
of the Borrower this    day of February 1996.

                                                          /s/ Leonard Chill
                                                          ---------------------
                                                          Leonard Chill
                                                          President
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             SYNTHETIC INDUSTRIES, INC.


         (Corporate Seal]                    By:/s/ Leonard Chill
                                                -----------------------
                                                  Name:
ATTEST:                                           Title:


/s/ Illegible
- --------------------------
[Assistant] Secretary


                                             THE FIRST NATIONAL BANK OF BOSTON,
                                             as the Agent and as a Lender


                                             By:
                                                -----------------------
                                                  William C. Purinton
                                                  Vice President



                                             SANWA BUSINESS CREDIT
                                             CORPORATION


                                             By
                                                -----------------------
                                                  Name:
                                                  Title:



                                             SOUTHTRUST BANK OF GEORGIA, N.A.


                                             By:
                                                -----------------------
                                                  Melinda M. Bergbom
                                                  Vice President
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